Exhibit 99.1

SBC Medical Group Holdings Announces First Quarter 2025 Financial Results

Irvine, Calif., May 15, 2025 (Business Wire) – SBC Medical Group Holdings Incorporated (NASDAQ: SBC, “SBC Medical” or the “Company”), a global owner, operator and provider of management services and products to cosmetic treatment centers, today announced its financial results for the three months ended March 31, 2025.

First Quarter 2025 Highlights

●	Total revenues were $47 million, representing a 14% year-over-year decrease.

●	Income from operations was $24 million, representing a 1% year-over-year decrease.

●	Net Income attributable to SBC Medical Group was $22 million, representing a 15% year-over-year increase.

●	Earnings per share, which is defined as net income attributable to the Company divided by the weighted average number of outstanding shares, was $0.21 for the three months ended March 31, 2025, representing a year-over-year increase of 5%.

●	EBITDA[1], which is calculated by adding depreciation and amortization expense and impairment loss to income from operations was $25 million, representing a 3% year-over-year decrease. EBITDA margin[1] was 52% for the first quarter of 2025, compared to 46% for first quarter of 2024.

●	Return on equity, which is defined as net income attributable to the Company divided by the average of shareholder’s equity as of March 31, 2025, was 41% representing a year-over-year decrease of 10 percentage points.

●	Number of partner clinics was 251 as of March 31, 2025, representing an increase of 36 clinics from March 31, 2024.

●	Number of customers[2] in the last twelve months ended March 31, 2025, was 6.1 million, representing a 14% year-over-year increase.

●	Repeat rate for customers[3] who visited franchisee’s clinics twice or more was 71%.

Yoshiyuki Aikawa, Chairman and Chief Executive Officer of SBC Medical, said, “SBC is actively preparing for strategic expansion by enhancing its platform, optimizing its profitability structure, and stabilizing its business through revised pricing strategies and adapting to changing market dynamics. In the first quarter of 2025, we were pleased to see the expansion of Medical Corporations (MCs) gaining traction in our franchising, procurement and rental business segments as global demand for aesthetic medical services continued to rise; meanwhile, revenue decrease in the quarter primarily reflected the discontinuation of our staffing business and divestures of Sky Net Academy (“SNA”) and SBC Kijimadaira Resort (“Kijimadaira”). In the midst of this transition, operating margin improved from 45% in the first quarter 2024, to 51% in the first quarter 2025. Additionally, net income attributable to SBC Medical Group increased 15% year-over year, further demonstrating the strength of our business model transition and execution. As we move ahead, we remain confident in our ability to build a scalable franchise model while accelerating expansion across domestic and international markets, driving long-term value for shareholders and positioning the Company to capitalize on future opportunities.”

1EBITDA and EBITDA Margin are non-GAAP financial measures. For more information on non-GAAP financial measure, please see the section of “Use of Non-GAAP Financial Measures” and the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

2 The number of customers takes into account customers of SBC brand clinics, Rize Clinic and Gorilla Clinic, but does not take account customers of AHH Clinics

3 The number of customers takes into account customers of SBC brand clinics, Rize Clinic and Gorilla Clinic, but does not take account customers of AHH Clinics, but excluding free counseling

First Quarter 2025 Financial Results

Total revenues were $47 million, a decrease of 14% year-over-year reflecting the negative impact of the discontinuation of the staffing business and the disposal of subsidiaries partially offset by increased demand for medical materials and equipment from the expansion of Medical Corporations.

Net income for the three months ended March 31, 2025 was $22 million, compared to $19 million in the same period of 2024. The increase was largely attributed to the impact of a special gain associated with the maturity of a life insurance policy.

EBITDA was $25 million, a decrease of 3% year-over-year primarily driven by lower in revenue following the termination of the staffing services business and the deconsolidation of SNA and Kijimadaira.

About SBC Medical

SBC Medical, headquartered in Irvine, California and Tokyo, Japan, owns and provides management services and products to cosmetic treatment centers. The Company is primarily focused on providing comprehensive management services to franchise clinics, including but not limited to advertising and marketing needs across various platforms (such as social media networks), staff management (such as recruitment and training), booking reservations for franchise clinic customers, assistance with franchise employee housing rentals and facility rentals, construction and design of franchise clinics, medical equipment and medical consumables procurement (resale), the provision of cosmetic products to franchise clinics for resale to clinic customers, licensure of the use of patent-pending and non-patented medical technologies, trademark and brand use, IT software solutions (including but not limited to remote medical consultations), management of the franchise clinic’s customer rewards program (customer loyalty point program), and payment tools for the franchise clinics.

For more information, visit https://sbc-holdings.com/

Use of Non-GAAP Financial Measures

The Company uses non-GAAP measures, such as EBITDA, in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that the non-GAAP financial measures help identify underlying trends in its business. The Company believes that the non-GAAP financial measures provide useful information about the Company’s results of operations, enhance the overall understanding of the Company’s past performance and future prospects and allow for greater visibility with respect to key metrics used by the Company’s management in its financial and operational decision-making.

The non-GAAP financial measures are not defined under U.S. GAAP and are not presented in accordance with U.S. GAAP. The non-GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating performance, cash flows or liquidity, investors should not consider them in isolation, or as a substitute for net loss, cash flows provided by operating activities or other consolidated statements of operations and cash flows data prepared in accordance with U.S. GAAP.

The Company mitigates these limitations by reconciling the non-GAAP financial measures to the most comparable U.S. GAAP performance measures, all of which should be considered when evaluating the Company’s performance.

For more information on the non-GAAP financial measures, please see the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED BALANCE SHEETS

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$132,055,823	$125,044,092
Accounts receivable	1,633,456	1,413,433
Accounts receivable – related parties	30,557,912	28,846,680
Inventories	1,694,765	1,494,891
Finance lease receivables, current – related parties	7,281,088	5,992,585
Customer loans receivable, current	8,903,724	10,382,537
Prepaid expenses and other current assets	32,970,169	11,276,802
Total current assets	215,096,937	184,451,020

Non-current assets:
Property and equipment, net	8,523,351	8,771,902
Intangible assets, net	1,543,779	1,590,052
Long-term investments, net	3,703,699	3,049,972
Goodwill, net	4,780,616	4,613,784
Finance lease receivables, non-current – related parties	10,648,402	8,397,582
Operating lease right-of-use assets	5,152,104	5,267,056
Finance lease right-of-use assets	522,055	—
Deferred tax assets	2,513,653	9,798,071
Customer loans receivable, non-current	4,525,883	5,023,551
Long-term prepayments	1,922,709	1,745,801
Long-term investments in MCs – related parties	18,691,785	17,820,910
Other assets	6,980,816	15,553,453
Total non-current assets	69,508,852	81,632,134
Total assets	$284,605,789	$266,083,154

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$17,854,422	$13,875,179
Accounts payable – related parties	1,141,762	659,044
Current portion of long-term loans	66,950	96,824
Notes and other payables, current – related parties	1,422,976	26,255
Advances from customers	525,497	820,898
Advances from customers – related parties	10,155,134	11,739,533
Income tax payable	1,624,002	18,705,851
Operating lease liabilities, current	4,131,154	4,341,522
Finance lease liabilities, current	157,532	—
Accrued liabilities and other current liabilities	8,564,250	8,103,194
Due to related party	2,822,537	2,823,590
Total current liabilities	48,466,216	61,191,890

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED BALANCE SHEETS — (Continued)

	March 31, 2025	December 31, 2024
Non-current liabilities:
Long-term loans	6,798,045	6,502,682
Notes and other payables, non-current – related parties	12,413	5,334
Deferred tax liabilities	346,432	926,023
Operating lease liabilities, non-current	1,312,819	1,241,526
Finance lease liabilities, non-current	195,572	—
Other liabilities	1,151,857	1,193,541
Total non-current liabilities	9,817,138	9,869,106
Total liabilities	58,283,354	71,060,996

Stockholders’ equity:
Preferred stock ($0.0001 par value, 20,000,000 shares authorized; no shares issued and outstanding as of March 31, 2025 and December 31, 2024)	—	—
Common stock ($0.0001 par value, 400,000,000 shares authorized, 103,881,251 and 103,020,816 shares issued, 103,611,251 and 102,750,816 shares outstanding as of March 31, 2025 and December 31, 2024, respectively)	10,388	10,302
Additional paid-in capital	62,513,837	62,513,923
Treasury stock (at cost, 270,000 shares as of March 31, 2025 and December 31, 2024)	(2,700,000)	(2,700,000)
Retained earnings	210,965,453	189,463,007
Accumulated other comprehensive loss	(44,343,412)	(54,178,075)
Total SBC Medical Group Holdings Incorporated stockholders’ equity	226,446,266	195,109,157
Non-controlling interests	(123,831)	(86,999)
Total stockholders’ equity	226,322,435	195,022,158
Total liabilities and stockholders’ equity	$284,605,789	$266,083,154

The accompanying notes are an integral part of these unaudited consolidated financial statements.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME

	For the Three Months Ended March 31,
	2025	2024
Revenues, net – related parties	$45,257,145	$50,470,207
Revenues, net	2,071,556	4,337,835
Total revenues, net	47,328,701	54,808,042
Cost of revenues (including cost of revenues from related parties of $3,456,928 and $1,797,359 for the three months ended March 31, 2025 and 2024, respectively)	9,595,617	15,288,667
Gross profit	37,733,084	39,519,375

Operating expenses:
Selling, general and administrative expenses	13,531,010	15,058,490
Total operating expenses	13,531,010	15,058,490

Income from operations	24,202,074	24,460,885

Other income (expenses):
Interest income	55,333	17,689
Interest expense	(6,207)	(3,008)
Other income	151,328	349,681
Other expenses	(1,697,259)	(1,436,656)
Gain on redemption of life insurance policies	8,746,138	—
Gain on disposal of subsidiary	—	3,813,609
Total other income	7,249,333	2,741,315

Income before income taxes	31,451,407	27,202,200

Income tax expense	9,959,457	8,451,984

Net income	21,491,950	18,750,216
Less: net loss attributable to non-controlling interests	(10,496)	(7,536)
Net income attributable to SBC Medical Group Holdings Incorporated	$21,502,446	$18,757,752

Other comprehensive income (loss):
Foreign currency translation adjustment	$9,808,327	$(10,193,852)
Total comprehensive income	31,300,277	8,556,364
Less: comprehensive loss attributable to non-controlling interests	(36,832)	(92,000)
Comprehensive income attributable to SBC Medical Group Holdings Incorporated	$31,337,109	$8,648,364

Net income per share attributable to SBC Medical Group Holdings Incorporated*
Basic and diluted	$0.21	$0.20
Weighted average shares outstanding*
Basic and diluted	103,276,637	94,192,433

*	Retrospectively restated for effect of reverse recapitalization on September 17, 2024.

The accompanying notes are an integral part of these unaudited consolidated financial statements.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$21,491,950	$18,750,216
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	628,304	1,018,477
Non-cash lease expense	985,184	1,052,123
Provision for credit losses	25,102	152,579
Fair value change of long-term investments	140,581	938,511
Gain on disposal of subsidiary	—	(3,813,609)
Gain on redemption of life insurance policies	(8,746,138)	—
Gain on disposal of property and equipment	(12,375)	—
Deferred income taxes	7,016,227	(360,582)
Changes in operating assets and liabilities:
Accounts receivable	(147,925)	(383,254)
Accounts receivable – related parties	(295,505)	4,775,935
Inventories	(124,279)	(34,802)
Finance lease receivables – related parties	(2,779,253)	(814,608)
Customer loans receivable	4,501,760	2,858,633
Prepaid expenses and other current assets	(3,150,243)	610,059
Long-term prepayments	98,164	138,212
Other assets	318,351	(328,818)
Accounts payable	3,235,017	(8,937,435)
Accounts payable – related parties	441,481	—
Notes and other payables – related parties	(548,077)	(1,104,968)
Advances from customers	(328,791)	(1,451,008)
Advances from customers – related parties	(2,114,829)	(161,936)
Income tax payable	(17,635,239)	(6,552,783)
Operating lease liabilities	(1,036,605)	(1,067,196)
Accrued liabilities and other current liabilities	63,764	(1,604,603)
Other liabilities	(98,005)	3,032
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,928,621	3,682,175

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(253,725)	(702,281)
Purchase of convertible note	—	(1,700,000)
Prepayments for property and equipment	(501,253)	—
Advances to related parties	—	(367,579)
Purchase of long-term investments	(635,145)	—
Long-term loans to others	(12,783)	(44,865)
Repayments from related parties	70,000	215,000
Repayments from others	30,680	21,422
Disposal of subsidiary, net of cash disposed of	—	(815,819)
Proceeds from disposal of property and equipment	323,419	—
NET CASH USED IN INVESTING ACTIVITIES	(978,807)	(3,394,122)

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

	For the Three Months Ended March 31,
	2025	2024
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from related parties	15,000	—
Repayments of long-term loans	(55,873)	(30,354)
Repayments of finance lease liabilities	(223,454)	—
Repayments to related parties	(16,053)	(9,873)
NET CASH USED IN FINANCING ACTIVITIES	(280,380)	(40,227)

Effect of exchange rate changes	6,342,297	(7,089,208)

NET CHANGE IN CASH AND CASH EQUIVALENTS	7,011,731	(6,841,382)
CASH AND CASH EQUIVALENTS AS OF THE BEGINNING OF THE PERIOD	125,044,092	103,022,932
CASH AND CASH EQUIVALENTS AS OF THE END OF THE PERIOD	$132,055,823	$96,181,550

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest expense	$6,207	$3,008
Cash paid for income taxes	$20,577,290	$16,172,526

NON-CASH INVESTING AND FINANCING ACTIVITIES
Property and equipment transferred from long-term prepayments	$125,287	$—
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$102,599	$—
Finance lease right-of-use assets obtained in exchange for finance lease liabilities	$581,129	$—
Remeasurement of operating lease liabilities and right-of-use assets due to lease modifications	$358,358	$1,078,611
Payables to related parties in connection with loan services provided	$1,922,224	$10,951,451
Issuance of common stock as incentive shares	$86	$—
Redemption proceeds receivable on life insurance policies	$17,735,717	$—

The accompanying notes are an integral part of these unaudited consolidated financial statements.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

SBC MEDICAL GROUP HOLDINGS INCORPORATED

Unaudited Reconciliations of GAAP and Non-GAAP Results

	For the Three Months Ended March 31,
	2025	2024
Total revenues, net	$47,328,701	$54,808,042
Income from operations	24,202,074	24,460,885
Depreciation and amortization expense	628,304	1,018,477
EBITDA	24,830,378	25,479,362
EBITDA margin	52%	46%

Contact:

In Asia:
SBC Medical Group Holdings Incorporated
Hikaru Fukui / Head of Investor Relations
E-mail: ir@sbc-holdings.com

In the US:
ICR LLC
Bill Zima / Managing Partner
Email: bill.zima@icrinc.com